UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2011

TransDigm Group Incorporated

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-32833

(Commission File Number)

41-2101738

(IRS Employer Identification No.)

1301 East 9th Street, Suite 3000, Cleveland, Ohio	44114
(Address of principal executive offices)	(Zip Code)

(216) 706-2960

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements for Certain Officers.

Amendments to Outstanding Option Agreements

On April 27, 2011, the Compensation Committee of the Company’s Board of Directors approved an amendment to the option agreements granted on March 4, 2011 to executive officers (other than Mr. Howley, whose option agreements already contain similar provisions) with options vesting in 2014 and 2015 to provide that if the executive officer’s employment terminates by reason of death, disability, termination without cause or termination for good reason, vesting of the options will continue after termination of employment as follows: if the termination is on or after October 1, 2011 but prior to October 1, 2012, 20% of the remaining options will continue to vest in accordance with their terms; if the termination is on or after October 1, 2012 but prior to October 1, 2013, 40% of the remaining options will continue to vest in accordance with their terms; if the termination is on or after October 1, 2013 but prior to October 1, 2014, 60% of the remaining options will continue to vest in accordance with their terms; if the termination is on or after October 1, 2014 but prior to October 1, 2015, 80% of the remaining options will continue to vest in accordance with their terms; and if the termination is on or after October 1, 2015, 100% of the remaining options will continue to vest in accordance with their terms. If the option vests after termination of employment under circumstances which would have a limited post-termination exercise period, the executive officer will have at least six months following the vesting of the option in which to exercise the option.

The text of the foregoing amendments is filed with this Report as Exhibit 10.1.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 28, 2011, the Board of Directors approved an amendment to the Corporation’s Amended and Restated Bylaws to provide that unless otherwise specified by the Board of Directors, a majority of members of a committee of the Board of Directors will constitute a quorum and to clarify that the act of a majority of members present at a meeting at which a quorum is present will be the act of a committee. The Amended and Restated Bylaws formerly provided that unless specified in a committee charter a majority of members of a committee would constitute a quorum.

A copy of the First Amendment to Amended and Restated Bylaws dated April 28, 2011 is attached to this Report as Exhibit 3.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are being filed with this Current Report on Form 8-K:

Exhibit 3.1	First Amendment to Amended and Restated Bylaws of TransDigm Group Incorporated dated April 28, 2011
Exhibit 10.1	Text of Option Amendments

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSDIGM GROUP INCORPORATED

By	/s/ Gregory Rufus
Gregory Rufus
Executive Vice President, Chief Financial Officer and Secretary

Date: May 3, 2011

Exhibit Index

Exhibit 3.1	First Amendment to Amended and Restated Bylaws of TransDigm Group Incorporated dated April 28, 2011

Exhibit 10.1	Text of Option Amendments